SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.
Income Portfolio

Prospectus dated April 30, 2008

Date of Supplement: December 15, 2008

Under “Fees and Expenses” add the following footnote (4) to “Total Annual Fund Operating Expenses”:

Calvert has agreed to cap total net expenses for the Portfolio through December 12, 2010, at 0.81% of the Portfolio’s average daily net assets.